UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2014

Date of reporting period:  August 31, 2014

Item 1. Reports to Stockholders.

Annual Report

Morgan Dempsey Small/Micro Cap Value Fund (MITYX)

August 31, 2014

Investment Adviser

Morgan Dempsey Capital Management, LLC
111 Heritage Reserve
Suite 200
Menomonee Falls, Wisconsin 53051

Phone: 877-642-7227

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	6
INVESTMENT HIGHLIGHTS	8
SCHEDULE OF INVESTMENTS	10
STATEMENT OF ASSETS AND LIABILITIES	14
STATEMENT OF OPERATIONS	15
STATEMENTS OF CHANGES IN NET ASSETS	16
FINANCIAL HIGHLIGHTS	17
NOTES TO FINANCIAL STATEMENTS	18
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	24
BASIS FOR TRUSTEES’ APPROVAL OF
INVESTMENT ADVISORY AGREEMENT	25
NOTICE OF PRIVACY POLICY & PRACTICES	29
ADDITIONAL INFORMATION	30

Dear Shareholder,

During the first half of the past fiscal year, we saw a continued elevation of valuations and stock prices during a period of tepid Gross Domestic Product (GDP) growth and limited growth in business activity. The Federal Reserve continued its policy to pump cash into the system, then began tapering its bond buying in late 2013, and scheduling an end to the program in October of 2014.  During the first quarter of 2014, volatility spiked and the Russell 2000® Index experienced 20 days of 1% or more of movement. Most of this volatility and dramatic pullback was attributed to the new Federal Reserve Chairwoman Janet Yellen taking the helm, and her suggestion that the Fed’s first interest rate increase might be coming sooner than many had predicted. The Morgan Dempsey Small/Micro Cap Value Fund (the “Fund”) and the markets quickly made back what was lost and continued on course until early July. With July came poorer than expected earnings announcements, lackluster economic data, and some geo-political issues (Iraq, Syria, and Ukraine) that had a negative impact on the overall markets. During the course of the entire year, there was an increase in mergers and acquisitions expanding to include two positions in the Fund: Jos. A Bank (JOSB) and Pike Corporation (PIKE).

Performance

For the fiscal year ended August 31, 2014, the Fund returned 13.43% vs. the Russell 2000® Value Index, which returned 18.10%.

We always take this opportunity to remind our shareholders that in extended down markets the Fund’s goal is to outperform the Russell 2000® Value Index, and in extended up markets the Fund may underperform the Russell 2000® Value Index. This is a result of the goal of the Fund to invest in what we believe to be high quality small companies. We apply a Graham/Dodd valuation methodology looking for inefficiently priced small/micro-cap companies with robust “fortress balance sheets” and ample free cash flow that in most cases are managed by what we call “Founder/Owner Operator” management teams. In periods of trepidation, we expect that our companies have the ability to weather the storm better than their peers. In speculative periods, where solid earnings and healthy balance sheets are not as important to market participants, we expect that our companies can do well, but perhaps not as well as the more speculative issues.

The Fund emphasizes Founder/Owner Operator led companies that have historically invested more than $1 in capital expenditures for every $1 in Depreciation and Amortization expenses, and have doubled their industry’s levels of Research and Development spending.  For many of our companies, this has led to 20-40% of their trailing 12 month sales being generated by new products that they have developed in the prior 2-3 years.  While the Fund did underperform the Russell 2000® Value Index, the underlying companies in the Fund were growing and expanding their businesses.

Issue Specific

As of the Fund year end of August 31, 2014, issue specific performance that aided the performance of the Fund was led by Granite Construction Inc. (GVA) up 26.31% and CARBO Ceramics Inc. up 53.73%.  The performance of the Fund was hurt by Monarch Casino & Resort, Inc., down 32.34%, and Hardinge Inc. down 21.58% as of August 31, 2014.

As we head into the Fall with the mid-term elections, we find ourselves compelled as a function of our fiduciary responsibility to communicate to you the risks as we see them to the economic and market landscape in the U.S.

Risk to the economic landscape in the U.S.

•
Federal Spending and Debt:  We continue to see excessive Federal spending with borrowed money as a drag to the economy and eventually the equity markets, particularly when coupled with bureaucratic regulation growth and the uncertainty created by Federal policy.

•
Underemployment: The unemployment rate has dropped from 7.2% in September 2013 to 5.9% in October 2014, but underemployment and search abandonment have remained high and are a barometer of this uncertain recovery.

•
Federal Reserve Policy:  In May 2008 the Federal Reserve’s assets totaled $906 billion; as of July 30, 2014 this number sits at $4.4 trillion.  We ask again this year, how can it return to the 2008 levels without creating chaos in the markets?

•	Lack of Credit: Banks have begun to lend, but they have not returned to a normalized level. We are hopeful that the recent increase in lending will translate into business and economic growth in 2015.

Potential Opportunities

As we said in our 2012 and 2013 annual Shareholder Letters, if Washington would give us sound economic and regulatory policy and a clear and positive message from the White House, we believe a more positive sentiment would develop and the current anemic recovery would assume a more historic recovery pattern.

Year End Perspective

With the second round of Affordable Health Care Act enrollments, the midterm elections, as well as global political strife, we believe we will see periods of trepidation and volatility in the equity markets in the remaining months of 2014.  We view any uncertainty in the markets as an opportunity for the Fund to buy what we view as high quality securities at attractive prices.  Whatever may happen in the remaining months of 2014 and into 2015, we believe the defensive characteristics of the Fund, with our emphasis on “Fortress Balance sheets” and “Founder/Owner Operator” managements can aid us in both our relative and absolute performance.

Past performance is not a guarantee of future results.

The information provided herein represents the opinion of Morgan Dempsey Capital Management, LLC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in small and micro cap companies involve additional risks such as limited liquidity and greater volatility.  Unlike mutual funds, Exchange Traded Fund’s (“ETFs”) do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of its underlying portfolio.  The Fund’s use of derivatives could cause losses due to the unexpected effect of market movements on a derivative’s price, or because the derivatives do not perform as anticipated.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The Russell 2000® Index measures the performance of approximately 2,000 small-cap companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000® serves as a benchmark for small-cap stocks in the United States.

The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

The Gross Domestic Product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders on an annual basis. GDP includes all consumption (public and private), government outlays, exports less imports, and investments.

Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures.

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

The Morgan Dempsey Small/Micro Cap Value Fund is distributed by Quasar Distributors, LLC.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/14 – 8/31/14).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Fund within 90 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Expense Example (Continued)
(Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/14	8/31/14	3/1/14 – 8/31/14*
Actual	$1,000.00	$ 993.50	$6.53
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.65	$6.61

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Investment Highlights
(Unaudited)

The investment objective of the Fund is long-term capital appreciation. To achieve its investment objective, the Fund invests in companies with micro- and small-size market capitalizations (“micro-cap” and “small-cap” companies).  The Fund currently defines micro-cap companies as companies with market capitalizations between $50 million and $500 million and small-cap companies as companies with market capitalizations between $500 million and $3 billion.  Under normal market conditions, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in common stocks and other equity securities of micro-cap and small-cap companies.  The Fund’s allocation of portfolio holdings as of August 31, 2014 is shown below.

Allocation of Portfolio Holdings
(% of Investments)

Continued

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Investment Highlights (Continued)
(Unaudited)

Total Returns as of August 31, 2014

	Annualized
			Since Inception
	One Year	Three Years	(12/31/10)
Morgan Dempsey
Small/Micro Cap Value Fund	13.43%	14.27%	10.37%
Russell 2000 Value Index	18.10%	18.78%	12.36%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-642-7227. The Fund imposes a 2.00% redemption fee on shares redeemed within ninety days of purchase.  Performance quoted does not reflect the redemption fee.  If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Russell 2000® Value Index is an unmanaged index of those Russell 2000 companies chosen for their value orientation.

One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments

August 31, 2014

	Shares	Value
COMMON STOCKS – 97.96%

Aerospace & Defense – 5.25%
Astronics Corp. (a)	19,533	$1,225,500
CPI Aerostructures, Inc. (a)	39,227	441,304
Cubic Corp.	17,535	782,762
National Presto Industries, Inc.	19,021	1,245,686
SIFCO Industries, Inc.	38,631	1,046,514
		4,741,766
Automobiles – 0.71%
Thor Industries, Inc.	11,885	638,343

Banks – 1.03%
Bar Harbor Bankshares	12,480	352,310
First of Long Island Corp.	16,640	580,237
		932,547
Building Products – 1.41%
Apogee Enterprises, Inc.	34,770	1,269,453

Chemicals – 2.66%
Hawkins, Inc.	18,126	667,037
KMG Chemicals, Inc.	39,819	674,931
LSB Industries, Inc. (a)	10,695	428,335
Stepan Co.	7,725	373,040
Zep, Inc.	16,045	254,795
		2,398,138
Commercial Services & Supplies – 1.46%
MSA Safety, Inc.	23,774	1,316,129

Construction & Engineering – 5.46%
Furmanite Corp. (a)	90,042	818,482
Granite Construction, Inc.	116,486	4,108,461
		4,926,943
Containers & Packaging – 4.22%
AptarGroup, Inc.	59,434	3,812,692

Electrical Equipment – 2.84%
Espey Manufacturing & Electronics Corp.	30,608	749,896
LSI Industries, Inc.	144,423	1,015,294
Powell Industries, Inc.	15,157	798,622
		2,563,812

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

August 31, 2014

	Shares	Value
Electronic Equipment, Instruments & Components – 0.58%
Badger Meter, Inc.	10,105	$526,268

Energy Equipment & Services – 14.49%
C&J Energy Services, Inc. (a)	71,915	2,063,241
Dawson Geophysical Co.	11,290	255,380
Dril-Quip, Inc. (a)	13,969	1,417,434
Gulf Island Fabrication, Inc.	70,726	1,490,197
Gulfmark Offshore, Inc. – Class A	35,660	1,433,889
Mitcham Industries, Inc. (a)	53,491	703,942
RPC, Inc.	42,790	974,328
Unit Corp. (a)	72,090	4,744,242
		13,082,653
Food & Staples Retailing – 1.80%
Weis Markets, Inc.	37,742	1,621,019

Food Products – 9.54%
Cal-Maine Foods, Inc.	24,368	1,927,753
Flowers Foods, Inc.	66,149	1,295,197
J & J Snack Foods Corp.	43,089	4,080,960
Sanderson Farms, Inc.	11,887	1,109,295
Tootsie Roll Industries, Inc.	7,172	202,609
		8,615,814
Health Care Equipment & Supplies – 6.48%
Atrion Corp.	2,375	760,000
ICU Medical, Inc. (a)	11,885	743,882
Kewaunee Scientific Corp.	19,888	358,382
Merit Medical Systems, Inc. (a)	54,202	678,067
Span-America Medical Systems, Inc.	46,953	901,967
Utah Medical Products, Inc.	46,240	2,408,642
		5,850,940
Hotels, Restaurants & Leisure – 5.62%
Marcus Corp.	242,484	4,415,634
Monarch Casino & Resort, Inc. (a)	51,707	657,713
		5,073,347
Household Durables – 1.11%
Hooker Furniture Corp.	62,999	941,205
Koss Corp.	27,874	64,110
		1,005,315

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

August 31, 2014

	Shares	Value
Household Products – 0.64%
Oil-Dri Corp. of America	19,330	$578,740

Insurance – 1.17%
Baldwin & Lyons, Inc. – Class B	24,664	638,058
Kansas City Life Insurance Co.	8,984	417,217
		1,055,275
Leisure Products – 6.74%
Johnson Outdoors, Inc. – Class A	64,783	1,716,102
Sturm Ruger & Co., Inc.	86,554	4,363,186
		6,079,288
Machinery – 18.43%
Astec Industries, Inc.	38,631	1,604,731
Columbus McKinnon Corp.	13,672	342,620
FreightCar America, Inc.	50,223	1,496,143
Gorman-Rupp Co.	127,186	3,946,581
Graham Corp.	28,230	862,709
Hardinge, Inc.	91,230	1,030,899
LB Foster Co. – Class A	51,112	2,681,335
LS Starrett Co. – Class A	18,720	329,098
MFRI, Inc. (a)	71,916	916,210
Miller Industries, Inc.	28,116	531,955
Sun Hydraulics Corp.	36,730	1,470,302
Twin Disc, Inc.	43,978	1,422,688
		16,635,271
Media – 0.13%
Value Line, Inc.	7,430	118,360

Metals & Mining – 1.83%
Ampco-Pittsburgh Corp.	24,962	530,193
Synalloy Corp.	62,998	1,124,514
		1,654,707
Road & Rail – 0.60%
Marten Transport Ltd.	27,160	537,768

Semiconductors & Semiconductor Equipment – 1.77%
Cabot Microelectronics Corp. (a)	17,830	764,907
MKS Instruments, Inc.	24,365	826,949
		1,591,856

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

August 31, 2014

	Shares	Value
Specialty Retail – 0.76%
Buckle, Inc.	13,965	$686,799
Textiles, Apparel & Luxury Goods – 0.58%

Lakeland Industries, Inc. (a)	85,761	525,715

Thrifts & Mortgage Finance – 0.65%
Hingham Institution for Savings	7,131	588,450
TOTAL COMMON STOCKS (Cost $86,266,192)		$88,427,408

SHORT-TERM INVESTMENTS – 1.90%

Money Market Funds – 1.90%
First American Prime Obligations Fund – Class Z, 0.016% (b)	1,718,217	1,718,217
TOTAL SHORT-TERM INVESTMENTS (Cost $1,718,217)		1,718,217

Total Investments (Cost $87,984,409) – 99.86%		90,145,625
Other Assets in Excess of Liabilities – 0.14%		128,069
TOTAL NET ASSETS – 100.00%		$90,273,694

(a)	Non-income producing security.
(b)	Variable rate security; the rate shown represents the rate at August 31, 2014.

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statement of Assets and Liabilities

August 31, 2014
Assets
Investments, at value (cost $87,984,409)	$90,145,625
Dividends and interest receivable	73,968
Receivable for Fund shares sold	181,407
Other assets	9,188
Total Assets	90,410,188

Liabilities
Payable for Fund shares redeemed	2,239
Payable to affiliates	37,733
Payable to Advisor	64,721
Accrued expenses and other liabilities	31,801
Total Liabilities	136,494
Net Assets	$90,273,694

Net Assets Consist Of:
Paid-in capital	$86,975,373
Accumulated undistributed net investment income	83,259
Accumulated net realized gain	1,053,846
Net unrealized appreciation on investments	2,161,216
Net Assets	$90,273,694

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	6,548,546

Net asset value, redemption price and offering price per share(1)	$13.79

(1)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within ninety days of purchase.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statement of Operations

For the Year Ended August 31, 2014
Investment Income
Dividend income	$803,115
Interest income	421
Total Investment Income	803,536

Expenses
Investment Management fees	603,200
Administration fees	78,649
Federal and state registration fees	37,226
Fund accounting fees	36,136
Transfer agent fees and expenses	34,090
Custody fees	30,626
Audit and tax fees	16,502
Legal fees	14,140
Chief Compliance Officer fees	7,991
Reports to shareholders	6,132
Trustees’ fees	4,990
Other expenses	4,670
Total Expenses	874,352
Less waivers and reimbursement by Adviser (Note 4)	(161,478)
Net Expenses	712,874

Net Investment Income	90,662

Realized and Unrealized Gain on Investments
Net realized gain from investments	1,191,996
Change in net unrealized appreciation on investments	1,070,539
Net Realized and Unrealized Gain on Investments	2,262,535
Net Increase in Net Assets from Operations	$2,353,197

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	August 31, 2014	August 31, 2013
From Operations
Net investment income	$90,662	$45,535
Net realized gain from investments	1,191,996	215,447
Net change in unrealized
appreciation on investments	1,070,539	1,009,509
Net increase in net assets from operations	2,353,197	1,270,491

From Distributions
Net investment income	(7,403)	(56,246)
Net realized gain on investments	(336,461)	(30,929)
Net decrease in net assets resulting
from distributions paid	(343,864)	(87,175)

From Capital Share Transactions
Proceeds from shares sold	80,494,554	15,151,261
Net asset value of shares issued to shareholders
in payment of distributions declared	94,462	32,266
Costs for shares redeemed(1)	(10,434,399)	(1,098,453)
Net increase in net assets from
capital share transactions	70,154,617	14,085,074

Total Increase in Net Assets	72,163,950	15,268,390

Net Assets
Beginning of year	18,109,744	2,841,354
End of year	$90,273,694	$18,109,744

Accumulated Net Investment Income	$83,259	$—

(1)	Net of redemption fees of $1,694 and $970 for the year ended August 31, 2014 and the year ended August 31, 2013, respectively.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended						Period Ended
	August 31,						August 31,
	2014		2013		2012		2011(1)
Net Asset Value, Beginning of Period	$12.30		$10.20		$9.62		$10.00

Income from investment operations:
Net investment income (loss)(2)	0.02		0.07		0.04		(0.04)
Net realized and unrealized
gain (loss) on investments	1.63		2.29		0.57		(0.34)

Total from investment operations	1.65		2.36		0.61		(0.38)
Less distributions paid:
From net investment income	(0.00	)(5)	(0.17)		—		—
From net realized gain on investments	(0.16)		(0.09)		(0.03)		—
Total distributions paid	(0.16)		(0.26)		(0.03)		—
Paid-in capital from
redemption fees (Note 2)(5)	0.00		0.00		0.00		0.00
Net Asset Value, End of Period	$13.79		$12.30		$10.20		$9.62
Total Return(3)	13.43%		23.64%		6.40%		(3.80)%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$90,274		$18,110		$2,841		$1,523
Ratio of expenses to average net assets:
Before waiver and
expense reimbursement(4)	1.59%		3.42%		7.75%		24.08%
After waiver and
expense reimbursement(4)	1.30%		1.30	%(7)	1.49	%(6)	2.00%
Ratio of net investment income (loss)
to average net assets:
Before waiver and
expense reimbursement(4)	(0.13)%		(1.52)%		(5.82)%		(22.69)%
After waiver and
expense reimbursement(4)	0.16%		0.60	%(7)	0.44	%(6)	(0.61)%
Portfolio turnover rate(3)	13.87%		37.76%		11.76%		15.77%

(1)	The Fund commenced operations on December 31, 2010.
(2)	Per share net investment income (loss) has been calculated using the daily average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Rounds to less than 0.5 cent per share.
(6)	Effective December 29, 2011, the expense cap was lowered to 1.30% from 2.00%.
(7)	The voluntary waiver amounted to 0.53% of the total waiver.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements
August 31, 2014

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Morgan Dempsey Small/Micro Cap Value Fund (the “Fund”) represents a distinct diversified series with its own investment objective and policies within the Trust.  The investment objective of the Fund is long-term capital appreciation.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.  The Fund became effective on April 30, 2010 and commenced operations on December 31, 2010.  Costs incurred by the Fund in connection with the organization and the initial public offering of shares were paid by Morgan Dempsey Capital Management, LLC (the “Adviser”), the Fund’s investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (a “Pricing Service”).  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
August 31, 2014

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

•	Level 1 –	Quoted prices in active markets for identical securities.
•	Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:(1)
Equity
Common Stocks	$88,427,408	$—	$—	$88,427,408
Total Equity	88,427,408	—	—	88,427,408
Short-Term Investments	1,718,217	—	—	1,718,217
Total Investments
in Securities	$90,145,625	$—	$—	$90,145,625

(1)	See the Schedule of Investments for industry classifications.

During the year ended August 31, 2014, there were no transfers between levels for the Fund. It is the Fund’s policy to record transfers as of the end of the reporting period.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
August 31, 2014

The Fund held no Level 3 securities during the year ended August 31, 2014. The Fund did not hold any financial derivative instruments during the reporting period.
(b) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the year ended August 31, 2014, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.  During the year ended August 31, 2014, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

(c) Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long-term or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(d) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(e) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The Fund charges a 2.00% redemption fee on shares redeemed within ninety days of purchase.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.  The Fund collected redemption fees during the year ended August 31, 2014 amounting to $1,694.

(f) Expenses
Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
August 31, 2014

(g) Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions using the first in – first out (FIFO) method by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters
The tax character of distributions paid during the years ended August 31, 2014 and August 31, 2013 were as follows:

	August 31, 2014	August 31, 2013
Ordinary Income	$157,834	$57,504
Long-Term Capital Gain	186,030	29,671

As of August 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$88,009,734
Gross tax unrealized appreciation	7,000,696
Gross tax unrealized depreciation	(4,864,805)
Net tax unrealized appreciation	$2,135,891
Undistributed ordinary income	907,350
Undistributed long-term capital gain	255,080
Total distributable earnings	$1,162,430
Other accumulated gains (losses)	—
Total accumulated gains	$3,298,321

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended August 31, 2014, no such classifications were required.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 1.10% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through December 29, 2015, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
August 31, 2014

loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses and extraordinary items) do not exceed 2.00% prior to December 29, 2011 and 1.30% on and after December 29, 2011 (the “Expense Limitation Cap”) of the Fund’s average daily net assets.  For the year ended August 31, 2014, expenses of $161,478 were waived or reimbursed by the Adviser.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

August 31, 2015	$147,950
August 31, 2016	$121,025
August 31, 2017	$161,478

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  USBFS also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  Fees and expenses incurred for the year ended August 31, 2014, and owed as of August 31, 2014 are as follows:

	Incurred	Owed
Administration	$78,649	$17,992
Accounting	$36,136	$6,698
Transfer Agency	$34,090	$6,137
Custody	$30,626	$5,577

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank.
Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.
The Fund also has a line of credit with US Bank (see Note 9).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
August 31, 2014

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended August 31, 2014, the Fund was allocated $7,991 of the Trust’s Chief Compliance Officer fees.  At August 31, 2014, fees of $1,329 were owed by the Fund to USBFS for Chief Compliance Officer services.

(6)	Capital Share Transactions
Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	August 31, 2014	August 31, 2013
Shares sold	5,826,512	1,288,303
Shares redeemed	(756,952)	(97,875)
Shares reinvested	6,956	3,061
Net increase	5,076,516	1,193,489

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended August 31, 2014, were $76,135,314 and $7,319,204, respectively.  There were no purchases or sales of U.S. government securities for the Fund.

(8)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  At August 31, 2014, National Financial Services LLC, for the benefit of its customers, held 92.61% of the Fund’s outstanding shares.

(9)	Line of Credit

At August 31, 2014, the Fund had a line of credit in the amount of the lessor of $5,000,000 or 33.33% of the fair value of unencumbered assets of the Fund, as defined, which matures on August 13, 2015. This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Interest will be accrued at the prime rate of 3.25% (as of August 31, 2014). The credit facility is with the Fund’s custodian, US Bank. The Fund did not utilize the line of credit during the year ended August 31, 2014.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Report of Independent Registered Public Accounting Firm

To the Shareholders of Morgan Dempsey Small/Micro Cap Value Fund and
Board of Trustees of Trust for Professional Managers

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Morgan Dempsey Small/Micro Cap Value Fund (the “Fund”) a series of the Trust for Professional Managers, as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Dempsey Small/Micro Cap Value Fund as of August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
October 30, 2014

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 13, 2014 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Morgan Dempsey Small/Micro Cap Value Fund (the “Fund”), a series of the Trust, and Morgan Dempsey Capital Management, LLC, the Fund’s investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 19, 2014 (the “June 19, 2014 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2015.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted to the Fund’s affairs by the Adviser’s staff.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Mr. Brian Rafn, the Fund’s portfolio manager, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees reviewed the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activity and its continuing commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued) (Unaudited)

and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Fund for the year-to-date, one-year and three-year periods ended April 30, 2014.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to the Fund’s benchmark index, the Russell 2000 Value Index, and in comparison to a peer group of U.S. open end small blend funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of other separately-managed accounts of the Adviser that are similar to the Fund in terms of investment strategy.

The Trustees noted that the Fund’s performance for the one-year period ended April 30, 2014 was above the Morningstar Peer Group median, and for the year-to-date period fell directly at the Morningstar Peer Group median, each falling within the second quartile.  The Trustees noted for the three-year period ended April 30, 2014, the Fund’s performance was below the Morningstar Peer Group median, falling within the fourth quartile.  The Trustees further noted that for the one-year period ended March 31, 2014, the Fund had outperformed the Russell 2000 Value Index, but for the year-to-date, three-year and since-inception periods ended March 31, 2014, the Fund had underperformed the Russell 2000 Value Index.  The Trustees also noted that the Fund’s performance was generally in alignment with, but slightly below, the performance of other separately managed accounts managed by the Adviser for the year-to-date, one-year and three-year periods ended March 31, 2014.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued) (Unaudited)

materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of the Fund relative to the Morningstar Peer Group and the Adviser’s separately-managed accounts, as well as the fee waivers and expense reimbursements provided by the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser continued to subsidize the Fund’s operations following the Fund’s inception and had not yet recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement, as well as the Fund’s brokerage arrangements, noting that the Adviser makes no effort to seek soft dollar arrangements.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 19, 2014 meeting and the August 13, 2014 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.10% fell within the fourth quartile and ranked above the Morningstar Peer Group average of 0.87%, which fell within the third quartile.  The Trustees observed that the Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.30% fell within the third quartile, above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.26%, which also fell within the third quartile.

The Trustees also compared the fees paid by the Fund to the fees paid by other separately-managed accounts of the Adviser that were similar to the Fund in terms of investment discipline and noted that the Fund’s management fees were in alignment with the fee charged to the Adviser’s separately-managed accounts.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees noted, based on a profitability analysis prepared by the Adviser, that the Adviser was not realizing profits in connection with its management of the Fund and further concluded that the Adviser had maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business, despite subsidizing the Fund’s operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to the Morningstar Peer Group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued) (Unaudited)

breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflects a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund, noting that the Adviser receives no soft dollar benefits from its relationship with the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, growth in separate account management services or greater exposure to press coverage appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2015 as being in the best interests of the Fund and its shareholders.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information
(Unaudited)

Tax Information

The Fund designated 85.93% of its ordinary income distribution for the year ended August 31, 2014, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended August 31, 2014, 85.94% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-642-7227.

Independent Trustees
Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	34	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 59		2001	Marquette University		(an open-end
			(2004–present).		investment
					company with
					two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	34	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 57		2001	(1986–present).		(an open-end
					investment
					company with
					two portfolios).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Retired. Managing	34	Independent
615 E. Michigan St.		Term; Since	Director, Chief		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Administrative		Multi-Asset
Age: 71		2009	Officer (“CAO”) and		Endowment
			Chief Compliance		fund complex
			Officer (“CCO”),		(three closed-
			Granite Capital		end investment
			International Group,		companies);
			L.P. (an investment		Independent
			management firm)		Trustee, Gottex
			(1994–2011).		Multi-
Alternatives
fund complex
(three closed-
end investment
companies);
Independent
Manager,
Ramius IDF
fund complex
(two closed-
end investment
companies);
Independent
Trustee, Gottex
Trust (an open-
end investment
company with
one portfolio).

Interested Trustee and Officers
Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	34	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age: 52		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

John P. Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 57	Executive	2013	Services, LLC
	Officer		(2004–present).

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator;
Milwaukee, WI 53202	Treasurer	January 24,	U.S. Bancorp Fund
Age: 40	and	2013	Services, LLC
	Principal		(2002–present).
Financial
and
Accounting
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		November 15,	Services, LLC
Age: 35		2005	(2004–present).

Anita M. Zagrodnik	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	President,
Milwaukee, WI 53202	Officer,	July 1,	U.S. Bancorp Fund
Age: 54	Vice	2014	Services, LLC
	President		(2014–present);
	and		Senior Vice President,
	Anti-Money		Ariel Investments,
	Laundering		LLC (2010–2013);
	Officer		Vice President,
Ariel Investments,
LLC (2003–2010).

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator, U.S.
Milwaukee, WI 53202		July 21,	Bancorp Fund Services,
Age: 32		2011	LLC (2008–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-642-7227. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12 month period ended June 30th is available without charge, upon request, by calling, toll free, 1-877-642-7227, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the complete schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-642-7227 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

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MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Investment Adviser	Morgan Dempsey Capital Management, LLC
111 Heritage Reserve
Suite 200
Menomonee Falls, Wisconsin 53051

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 7, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2014	FYE 8/31/2013
Audit Fees	$14,000	$14,000
Audit-Related Fees	0	0
Tax Fees	2,500	2,500
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2014	FYE 8/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2014	FYE 8/31/2013
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 7, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date           November 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date           November 5, 2014

By (Signature and Title)*    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date           November 5, 2014

* Print the name and title of each signing officer under his or her signature.